UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Tremont Mortgage Trust

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Your Vote Counts! TREMONT MORTGAGE TRUST 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET TREMONT MORTGAGE TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 D45322-P52771 You invested in TREMONT MORTGAGE TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 27, 2021. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2021 1:30 p.m., Eastern time Virtually at: https://www.viewproxy.com/TremontMortgageTrust/2021/ *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D45323-P52771 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Trustees. Nominee (for Managing Trustee in Class I): Matthew P. Jordan For Nominee (for Independent Trustee in Class I): William A. Lamkin For 2. Approval of the Amended and Restated Tremont Mortgage Trust 2017 Equity Compensation Plan. For 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year. For